MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2017

The date of this Supplement is October 31, 2017.

The following change is made in the Statement of Additional Information (“SAI”) of Mercer Funds:

Effective October 30, 2017, John Johnson, Vice President of the Mercer Funds resigned. The information relating to Mr. Johnson in the section entitled “Management of the Trust – Officers”, beginning on page 34 of the SAI is deleted in its entirety.